Exhibit 10.31

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the issuer treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Amendment No. 1 to
Patent and Technology License Agreement

This Amendment No. 1 to Patent and Technology License Agreement (“Amendment No. 1”) is effective as of the date of the last authorized signature affixed hereto (the “Amendment No. 1 Date”) and is made by and among The Board of Regents (“Board”) of The University of Texas System (“System”), on behalf of The University of Texas M. D. Anderson Cancer Center (“MD Anderson”), a member institution of System, and Moleculin Biotech, Inc., a Delaware corporation having a principal place of business located at 5300 Memorial Dr., Suite 950, Houston, Texas 77007 (“Licensee”). Capitalized terms used in this Amendment No. 1 and not otherwise defined herein shall have the meanings set forth in the Original License Agreement (as defined below).

Recitals

A.	Licensee and Board entered into that certain Patent and Technology License Agreement dated June 29, 2017 (the “Original License Agreement”).

B.	Licensee and Board desire to add technology and patent rights related to MD Anderson’s Information Disclosure Report MDA20-152 to the Licensed Subject Matter of the Original Agreement.

Accordingly, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, Licensee and Board, on behalf of MD Anderson, hereby agree to the following:

I.    Amendment

1.1	Exhibit I of the Original License Agreement is deleted in its entirety and replaced with the following new Exhibit I:

EXHIBIT I

[***]

II.    Consideration

2.1	In consideration of rights granted by Board to Licensee under this Amendment No. 1, Licensee agrees to pay MD Anderson each of the following:

(a)

Patent Expenses: All unreimbursed Patent Expenses related to patents and patent application for subject matter described in [***] prior to or after the Effective Date for so long as the Original Agreement remains in effect. MD Anderson will invoice Licensee after this Amendment No. 1 has been fully executed by all Parties for such unreimbursed Patent Expenses incurred as of as of the Amendment No. 1 Date and on a quarterly basis thereafter as provided in the Original Agreement. The invoiced amounts will be due and payable by Licensee within thirty (30) calendar days of invoice.

(b)

Amendment Fee. As a condition precedent to the inclusion of rights related to [***] as Licensed Subject Matter in the Original Agreement, a nonrefundable amendment fee in the amount of $[***] (“Amendment Fee”). This upfront licensee fee will not reduce the amount of any other payment provided for in the Original Agreement, and is due and payable not later than thirty (30) calendar days after the Amendment No. 1 Date. The obligation to timely pay the Amendment Fee is not subject to any cure period.

III.    General

3.1

Licensee and Board, on behalf of MD Anderson, acknowledge and agree that, except as set forth in this Amendment No. 1, the terms and conditions of the Original License Agreement shall remain in full force and effect on a going forward basis.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Amendment No. 1.

BOARD OF REGENTS OF THE UNIVERSITY

OF TEXAS SYSTEM,

on behalf of

THE UNIVERSITY OF TEXAS M.D.

ANDERSON CANCER CENTER

By /s/ [***]

[***]

Senior Vice President,

Chief Financial Officer

The University of Texas

M. D. Anderson Cancer Center

Date:         12/17/2021

MOLECULIN BIOTECH, INC. By /s/ Jonathan P. Foster Printed Name: Title: Jonathan P. Foster EVP CFO 11-1-21 Date:

Approved as to Content: By /s/ [***] [***] Senior Vice President, Research Administration & Industry Relations M.D. Anderson Cancer Center Date: 12/15/2021